Vanguard Global ESG Select Stock Fund
Supplement Dated October 29, 2021, to the Prospectus Dated May 28, 2021

In the More on the Fund section under the heading “Security Selection,” the following is added to the end of the second paragraph.
The advisor compliments its fundamental research with screens designed to confirm that certain issuers that do not meet the advisor's ESG criteria are excluded from the universe of securities in which the Fund may invest. Such screens include substantial involvement (as determined by the advisor) in the following areas: production of controversial weapons, production of nuclear weapons; production, distribution, retail or supply of tobacco related products; thermal coal extraction or thermal coal-based power generation; and production and generation of oil sands.
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